Exhibit 10.35

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO SALES REPRESENTATIVE AGREEMENT

This Amendment to Sales Representative Agreement (the “Amendment”) is made and entered into effective as of March 1, 2002 by and between OrthoLogic Corp., a Delaware corporation, with its principal place of business at 1275 West Washington Street, Tempe, AZ 85281 (“OrthoLogic”), and DePuy AcroMed, Inc., an Ohio corporation, with its principal place of business at 325 Paramount Drive, Raynham, MA 02767 (“DePuy AcroMed”).

RECITALS

A.                             OrthoLogic and DePuy AcroMed are parties to a Sales Representative Agreement, dated August 18, 2000, as amended as of August 1, 2001, (the “Agreement”), under which OrthoLogic appointed DePuy AcroMed as its exclusive sales representative to sell OrthoLogic’s SpinaLogic bone growth stimulation products, as set forth in Section 1.8 of the Agreement.

B.                             The parties now wish to add a new Section 12.2.1 to the Agreement.

AGREEMENTS

In consideration of the following mutual covenants, the adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       A new Section 12.2.1 is hereby added, to read, as follows:

“Notwithstanding Section 12.2, effective March 1, 2002, OrthoLogic shall pay DePuy AcroMed commissions of ***% of the Net Sales Price for all Product sales made ***. At any time, either party may discontinue the *** upon 60 days’ prior written notice to the other party. Upon discontinuation of the ***, the commission rate to be paid by OrthoLogic to DePuy AcroMed will be governed by Section 12.2 and this Section 12.2.1 shall no longer have any force or effect.

2.                                       Except as amended hereby, all provisions and terms of the Agreement shall remain in force and unchanged.

ORTHOLOGIC CORP.		DEPUY ACROMED, INC.

Name:	/s/ Thomas Trotter	Name:	(signature illegible)

Title:	President / CEO	Title:	VP SALES

Date:	3/29/02	Date:	3/28/02

***Certain information on this page has been filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.